Lincoln Life & Annuity Company of New York:

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Supplement Dated May 1, 2010

To the Product Prospectuses for:

Momentum SVULone

The information in this supplement updates and amends certain information contained in the last product prospectus you received.  Keep this supplement with your prospectus for reference.

Lincoln Life has made changes to the Sub-Accounts which purchase shares of the funds listed below.  Those funds are referred to as “underlying funds”.  Please refer to the prospectus for each underlying fund, which is included in Part 2, for comprehensive information on the underlying funds.

The following information amends the “Funds” section of your prospectus:

Delaware VIP Trust, advised by Delaware Management Company.*

*Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the “Macquarie Group”) and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.*

•                  LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.
(Subadvised by BlackRock Financial Management, Inc.)
New fund available on or about May 17, 2010. Consult your financial advisor.

•                  LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
(Subadvised by Delaware Management Company)
New fund available on or about May 17, 2010. Consult your financial advisor.

•                  LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
(Subadvised by J.P. Morgan Investment Management, Inc.)
New fund available on or about May 17, 2010. Consult your financial advisor.

•                  LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income.
(Subadvised by Metropolitan West Capital Management)
Name changed from LVIP FI-Equity Income Fund.

*Investments in any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the “Macquarie Group”) and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust, the repayment of capital from any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust or any particular rate of return.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Brandes Investment Partners, LP)

Name changed from Brandes International Equity Fund.

•                  M Business Opportunity Value Fund: Long-term capital appreciation.

(Subadvised by Iridian Asset Management LLC)

Name changed from Business Opportunity Value Fund.

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

Name changed from Frontier Capital Appreciation Fund.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by Turner Investment Partners, Inc.)

Name changed from Turner Core Growth Fund.

The following replaces Table III in the “Charges and Fees” section of your product prospectus:

Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Total Annual Operating Expenses	Maximum		Minimum

Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.44	%*	0.32%

* Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 3.65%. These waivers and reductions generally extend through April 30, 2011 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect.  The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the underlying funds, as well as Fund Operating Expenses of mutual funds which are acquired by any of the underlying funds which operate as fund of funds.  Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by underlying funds, if any.